EXHIBIT 99.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
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material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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disclose any and all aspects of any potential transaction or structure described
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without Goldman Sachs imposing any limitation of any kind.


Total              715,536,438.52

LTV:                                       Fixed $              Fixed %           2/28 $                2/28 %           3/27 $
                          Below 70      52,956,294                7.40%       37,410,688                 5.23%       24,386,293
                       70.01 to 75       4,634,872                0.65%       22,365,791                 3.13%       12,269,327
                       75.01 to 80      14,232,561                1.99%      185,998,346                25.99%      117,003,459
                       80.01 to 85       6,153,350                0.86%       32,597,708                 4.56%       28,184,004
                       85.01 to 90       7,431,554                1.04%       68,538,887                 9.58%       30,316,564
                       90.01 to 95       3,649,950                0.51%       21,423,573                 2.99%        7,839,189
                      95.01 to 100       4,314,516                0.60%       20,734,002                 2.90%        9,201,527


FICO:
                         below 549       3,786,318                0.53%       35,246,820                 4.93%       35,493,996
                        550 to 574       4,227,002                0.59%       37,611,061                 5.26%       21,541,130
                        575 to 599       8,725,014                1.22%       51,811,083                 7.24%       25,898,099
                        600 to 624      15,569,591                2.18%       66,163,166                 9.25%       43,817,355
                        625 to 649      19,319,432                2.70%       71,863,951                10.04%       36,452,869
                        650 to 674      15,279,054                2.14%       58,003,903                 8.11%       30,972,726
                        675 to 699      11,515,086                1.61%       33,384,813                 4.67%       13,713,581
                          700 plus      14,951,601                2.09%       34,984,198                 4.89%       21,310,608

Property Type:
            Single-Family Detached      78,055,648               10.91%      303,331,459                42.39%      183,401,732

                               PUD       5,007,255                0.70%       36,191,635                 5.06%        9,215,961
                             Condo       4,894,664                0.68%       25,770,609                 3.60%       14,700,594
                         TownHouse       1,081,806                0.15%        4,081,719                 0.57%        7,511,062
                   2-4 Family Det.       4,333,725                0.61%       19,589,659                 2.74%       14,371,014
                Manufactured House               0                0.00%          103,913                 0.01%                0

Purpose:
                          Purchase      43,921,458                6.14%      182,801,139                25.55%      110,575,396
               Refinance rate/term       4,547,822                0.64%       16,055,279                 2.24%        7,894,028
  Cash Out Refi (COF) Below 70 LTV      16,176,323                2.26%       32,233,622                 4.50%       20,594,227
        COF with  LTV  70.01 to 75       4,001,541                0.56%       18,696,013                 2.61%       10,597,881
        COF with  LTV  75.01 to 80       8,278,059                1.16%       46,121,397                 6.45%       32,901,218
        COF with  LTV  80.01 to 85       5,178,458                0.72%       26,062,414                 3.64%       22,523,525
       COF with  LTV  '85.01 to 90       6,072,387                0.85%       46,299,815                 6.47%       18,427,734
       COF with  LTV  '90.01 to 95       3,191,052                0.45%       11,978,957                 1.67%        3,492,847
         COF with LTV 95.01 to 100       2,005,997                0.28%        8,820,359                 1.23%        2,193,508
         ith      LTV  100.01 plus                                                                       0.00%

Occupancy Status:
                    Owner Occupied      89,604,666               12.52%      371,642,648                51.94%      222,563,180
                          2nd Home         203,327                0.03%        2,878,816                 0.40%        1,019,271
                        Investment       3,565,105                0.50%       14,547,529                 2.03%        5,617,912

Loan Balance:
                      Below 50,000      14,671,981                2.05%        1,250,137                 0.17%          881,481
              50,000.01 to 100,000      30,468,861                4.26%       23,191,756                 3.24%       24,531,162
             100,000.01 to 150,000      21,326,247                2.98%       55,549,976                 7.76%       45,998,936
             150,000.01 to 200,000       8,173,209                1.14%       57,562,653                 8.04%       41,455,044
             200,000.01 to 400,000      15,541,899                2.17%      192,254,796                26.87%       96,264,982
             400,000.01 to 500,000       2,641,859                0.37%       47,632,619                 6.66%       16,419,427
             500,000.01 to 600,000         549,041                0.08%        8,275,771                 1.16%        2,149,932
           600,000.01 to 1,000,000               0                0.00%        3,351,286                 0.47%        1,499,400
            1,000,000.01 and above

Loan Term:
                         >30 Years
                          30 Years      61,196,465                8.55%      389,068,994                54.37%      229,200,364
                          20 Years       1,371,968                0.19%                0                 0.00%                0
                          15 Years      30,804,664                4.31%                0                 0.00%                0

Documentation Type
                Full Documentation      48,087,151                6.72%      167,364,320                23.39%      118,381,213
             Limited Documentation       1,199,868                0.17%        9,321,669                 1.30%        2,186,817
     Stated Docs with LTV below 70      33,566,051                4.69%       20,422,634                 2.85%        9,954,426
  Stated Docs with LTV 70.01 to 75       1,309,036                0.18%       11,728,226                 1.64%        4,954,510
  Stated Docs with LTV 75.01 to 80       5,669,094                0.79%      119,537,436                16.71%       67,620,369
  Stated Docs with LTV 80.01 to 85       1,032,875                0.14%       15,184,994                 2.12%       11,761,604
  Stated Docs with LTV 85.01 to 90       1,741,292                0.24%       35,894,707                 5.02%       11,062,737
  Stated Docs with LTV 90.01 to 95         254,595                0.04%        4,800,425                 0.67%        1,519,083
 Stated Docs with LTV 95.01 to 100          94,817                0.01%        4,429,128                 0.62%        1,759,604
                            No Doc         418,318                0.06%          385,457                 0.05%                0

Lien Status
                          1st Lien      53,136,775                7.43%      389,068,994                54.37%      229,200,364
    Second Liens with LTV below 85         1244627                0.17%                0                 0.00%                0
Second Liens with LTV  85.01 to 90         852,942                0.12%                0                 0.00%                0
Second Liens with LTV  90.01 to 95       2,490,970                0.35%                0                 0.00%                0
Second Liens with LTV 95.01 to 100      34,814,302                4.87%                0                 0.00%                0
Second Liens with LTV above 100.01         833,482                0.12%                0                 0.00%                0

Interest Only
                % of Mortgage Type    2,164,975.36                0.30%   141,159,597.75                19.73%    59,973,296.26
                         Ave. FICO             662                                   651                                    650
                          Ave. LTV           72.76                                 81.39                                  79.89
                     % Stated Docs           54.23                                 66.47                                  66.54
                       % Full Docs           27.07                                 31.73                                  31.08


LTV:                                                  3/27 %           5/25 $                5/25 %
                          Below 70                     3.41%        1,252,360                 0.18%
                       70.01 to 75                     1.71%          279,000                 0.04%
                       75.01 to 80                    16.35%        1,224,623                 0.17%
                       80.01 to 85                     3.94%          733,000                 0.10%
                       85.01 to 90                     4.24%          405,000                 0.06%
                       90.01 to 95                     1.10%                0                 0.00%
                      95.01 to 100                     1.29%                0                 0.00%


FICO:
                         below 549                     4.96%          124,339                 0.02%
                        550 to 574                     3.01%                0                 0.00%
                        575 to 599                     3.62%          529,500                 0.07%
                        600 to 624                     6.12%          474,000                 0.07%
                        625 to 649                     5.09%        1,039,321                 0.15%
                        650 to 674                     4.33%          486,850                 0.07%
                        675 to 699                     1.92%          771,373                 0.11%
                          700 plus                     2.98%          468,600                 0.07%

Property Type:
            Single-Family Detached                    25.63%        2,687,204                 0.38%
                                                                                              0.00%
                               PUD                     1.29%          924,800                 0.13%
                             Condo                     2.05%          139,579                 0.02%
                         TownHouse                     1.05%                0                 0.00%
                   2-4 Family Det.                     2.01%          142,400                 0.02%
                Manufactured House                     0.00%                0                 0.00%

Purpose:
                          Purchase                    15.45%          144,973                 0.02%
               Refinance rate/term                     1.10%          548,500                 0.08%
  Cash Out Refi (COF) Below 70 LTV                     2.88%          982,860                 0.14%
        COF with  LTV  70.01 to 75                     1.48%                0                 0.00%
        COF with  LTV  75.01 to 80                     4.60%        1,079,650                 0.15%
        COF with  LTV  80.01 to 85                     3.15%          733,000                 0.10%
       COF with  LTV  '85.01 to 90                     2.58%          405,000                 0.06%
       COF with  LTV  '90.01 to 95                     0.49%                0                 0.00%
         COF with LTV 95.01 to 100                     0.31%                0                 0.00%
         ith      LTV  100.01 plus                                                            0.00%

Occupancy Status:
                    Owner Occupied                    31.10%        3,893,983                 0.54%
                          2nd Home                     0.14%                0                 0.00%
                        Investment                     0.79%                0                 0.00%

Loan Balance:
                      Below 50,000                     0.12%                0                 0.00%
              50,000.01 to 100,000                     3.43%                0                 0.00%
             100,000.01 to 150,000                     6.43%          551,291                 0.08%
             150,000.01 to 200,000                     5.79%          369,600                 0.05%
             200,000.01 to 400,000                    13.45%        1,589,350                 0.22%
             400,000.01 to 500,000                     2.29%        1,383,742                 0.19%
             500,000.01 to 600,000                     0.30%                0                 0.00%
           600,000.01 to 1,000,000                     0.21%                0                 0.00%
            1,000,000.01 and above

Loan Term:
                         >30 Years
                          30 Years                    32.03%        3,893,983                 0.54%
                          20 Years                     0.00%                0                 0.00%
                          15 Years                     0.00%                0                 0.00%

Documentation Type
                Full Documentation                    16.54%        2,703,750                 0.38%
             Limited Documentation                     0.31%                0                 0.00%
     Stated Docs with LTV below 70                     1.39%          722,860                 0.10%
  Stated Docs with LTV 70.01 to 75                     0.69%                0                 0.00%
  Stated Docs with LTV 75.01 to 80                     9.45%          287,373                 0.04%
  Stated Docs with LTV 80.01 to 85                     1.64%                0                 0.00%
  Stated Docs with LTV 85.01 to 90                     1.55%          180,000                 0.03%
  Stated Docs with LTV 90.01 to 95                     0.21%                0                 0.00%
 Stated Docs with LTV 95.01 to 100                     0.25%                0                 0.00%
                            No Doc                     0.00%                0                 0.00%

Lien Status
                          1st Lien                    32.03%        3,893,983                 0.54%
    Second Liens with LTV below 85                     0.00%                0                 0.00%
Second Liens with LTV  85.01 to 90                     0.00%                0                 0.00%
Second Liens with LTV  90.01 to 95                     0.00%                0                 0.00%
Second Liens with LTV 95.01 to 100                     0.00%                0                 0.00%
Second Liens with LTV above 100.01                     0.00%                0                 0.00%

Interest Only
                % of Mortgage Type    2,               8.38%     2,864,272.88                 0.40%
                         Ave. FICO                                        655
                          Ave. LTV                                      79.46
                     % Stated Docs                                      16.32
                       % Full Docs                                      83.68
LTV:                                                  3/27 %           5/25 $                5/25 %
                          Below 70                     3.41%        1,252,360                 0.18%
                       70.01 to 75                     1.71%          279,000                 0.04%
                       75.01 to 80                    16.35%        1,224,623                 0.17%
                       80.01 to 85                     3.94%          733,000                 0.10%
                       85.01 to 90                     4.24%          405,000                 0.06%
                       90.01 to 95                     1.10%                0                 0.00%
                      95.01 to 100                     1.29%                0                 0.00%


FICO:
                         below 549                     4.96%          124,339                 0.02%
                        550 to 574                     3.01%                0                 0.00%
                        575 to 599                     3.62%          529,500                 0.07%
                        600 to 624                     6.12%          474,000                 0.07%
                        625 to 649                     5.09%        1,039,321                 0.15%
                        650 to 674                     4.33%          486,850                 0.07%
                        675 to 699                     1.92%          771,373                 0.11%
                          700 plus                     2.98%          468,600                 0.07%

Property Type:
            Single-Family Detached                    25.63%        2,687,204                 0.38%
                                                                                              0.00%
                               PUD                     1.29%          924,800                 0.13%
                             Condo                     2.05%          139,579                 0.02%
                         TownHouse                     1.05%                0                 0.00%
                   2-4 Family Det.                     2.01%          142,400                 0.02%
                Manufactured House                     0.00%                0                 0.00%

Purpose:
                          Purchase                    15.45%          144,973                 0.02%
               Refinance rate/term                     1.10%          548,500                 0.08%
  Cash Out Refi (COF) Below 70 LTV                     2.88%          982,860                 0.14%
        COF with  LTV  70.01 to 75                     1.48%                0                 0.00%
        COF with  LTV  75.01 to 80                     4.60%        1,079,650                 0.15%
        COF with  LTV  80.01 to 85                     3.15%          733,000                 0.10%
       COF with  LTV  '85.01 to 90                     2.58%          405,000                 0.06%
       COF with  LTV  '90.01 to 95                     0.49%                0                 0.00%
         COF with LTV 95.01 to 100                     0.31%                0                 0.00%
         ith      LTV  100.01 plus                                                            0.00%

Occupancy Status:
                    Owner Occupied                    31.10%        3,893,983                 0.54%
                          2nd Home                     0.14%                0                 0.00%
                        Investment                     0.79%                0                 0.00%

Loan Balance:
                      Below 50,000                     0.12%                0                 0.00%
              50,000.01 to 100,000                     3.43%                0                 0.00%
             100,000.01 to 150,000                     6.43%          551,291                 0.08%
             150,000.01 to 200,000                     5.79%          369,600                 0.05%
             200,000.01 to 400,000                    13.45%        1,589,350                 0.22%
             400,000.01 to 500,000                     2.29%        1,383,742                 0.19%
             500,000.01 to 600,000                     0.30%                0                 0.00%
           600,000.01 to 1,000,000                     0.21%                0                 0.00%
            1,000,000.01 and above

Loan Term:
                         >30 Years
                          30 Years                    32.03%        3,893,983                 0.54%
                          20 Years                     0.00%                0                 0.00%
                          15 Years                     0.00%                0                 0.00%

Documentation Type
                Full Documentation                    16.54%        2,703,750                 0.38%
             Limited Documentation                     0.31%                0                 0.00%
     Stated Docs with LTV below 70                     1.39%          722,860                 0.10%
  Stated Docs with LTV 70.01 to 75                     0.69%                0                 0.00%
  Stated Docs with LTV 75.01 to 80                     9.45%          287,373                 0.04%
  Stated Docs with LTV 80.01 to 85                     1.64%                0                 0.00%
  Stated Docs with LTV 85.01 to 90                     1.55%          180,000                 0.03%
  Stated Docs with LTV 90.01 to 95                     0.21%                0                 0.00%
 Stated Docs with LTV 95.01 to 100                     0.25%                0                 0.00%
                            No Doc                     0.00%                0                 0.00%

Lien Status
                          1st Lien                    32.03%        3,893,983                 0.54%
    Second Liens with LTV below 85                     0.00%                0                 0.00%
Second Liens with LTV  85.01 to 90                     0.00%                0                 0.00%
Second Liens with LTV  90.01 to 95                     0.00%                0                 0.00%
Second Liens with LTV 95.01 to 100                     0.00%                0                 0.00%
Second Liens with LTV above 100.01                     0.00%                0                 0.00%

Interest Only
                % of Mortgage Type                     8.38%     2,864,272.88                 0.40%
                         Ave. FICO                                        655
                          Ave. LTV                                      79.46
                     % Stated Docs                                      16.32
                       % Full Docs                                      83.68


MH Stratification:
Total Balance                               103,913.48
% Pool Balance                                0.014522
Ave. FICO                                          601
Ave. LTV                                            80
% Full Docs                                        100

Silent Seconds Stratification:
Total Balance                           206,867,110.86
% Pool Balance                               28.910772
Ave. FICO                                          656
Ave. LTV                                            80
% Full Docs                                      31.05

2nd Lien Stratification:
Total Balance                            40,236,322.53
% Pool Balance                                    5.62
Ave. FICO                                          664
Ave. LTV                                         19.44
% Full Docs                                      27.07

LTV Above 90 Stratification:
Total Balance                            67,162,756.75
% Pool Balance                                    9.39
Ave. FICO                                          636
Ave. LTV                                         97.25
% Full Docs                                      80.37